SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 26, 2000


                               PIVOTAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
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                 (State or Other Jurisdiction of Incorporation)


         000-26867                                     Not Applicable
 ------------------------                     ---------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


                            300 - 224 West Esplanade
                      North Vancouver, B.C., Canada V7M 3M6
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code  (604) 988-9982



                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets

     On June 26, 2000, Pivotal Corporation acquired 100 percent of the issued and outstanding shares of Simba Technologies Inc., the developer of the Simba Digital Conversations technology, based in Vancouver, Canada. Under the terms of the Share Purchase Agreement dated May 29, 2000, a copy of which is attached hereto as Exhibit 2.1, Pivotal Corporation paid approximately US$15.0 million for all of the issued and outstanding shares of Simba Technologies Inc. by issuing approximately 538,000 of its common shares, and by assuming obligations under Simba Technologies Inc.'s stock option plan. The transaction will be accounted for under the purchase method of accounting.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          The financial information required by this item will be filed by amendment within 60 days of July 11, 2000.

     (b)  Pro Forma Financial Information

          The financial information required by this item will be filed by amendment within 60 days of July 11, 2000.

     (c)  Exhibits

      Exhibit
       Number       Description
       ------       -----------

        2.1 Share Purchase Agreement among Pivotal Corporation and David Pritchard, Kirk Herrington, Michael Satterfield, Calvin Mah, VW B.C. Technology Investment Fund, Limited Partnership, Venrock Associates, Venrock Associates II, Limited Partnership, Working Ventures Canadian Fund Inc., Bank of Montreal Capital Corporation, Sussex Capital Inc. and the Other Shareholders of Simba Technologies Inc. Concerning all of the Shares of Simba Technologies Inc. dated May 29, 2000






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIVOTAL CORPORATION



Date:  July 10, 2000           By  /s/ VINCENT D. MIFSUD
                                   ------------------------------
                                   Vincent D. Mifsud
                                   Chief Financial Officer and Vice President,
                                     Operations












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

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 2.1 Share Purchase Agreement among Pivotal Corporation and David Pritchard, Kirk Herrington, Michael Satterfield, Calvin Mah, VW B.C. Technology Investment Fund, Limited Partnership, Venrock Associates, Venrock Associates II, Limited Partnership, Working Ventures Canadian Fund Inc., Bank of Montreal Capital Corporation, Sussex Capital Inc. and the Other Shareholders of Simba Technologies Inc. Concerning all of the Shares of Simba Technologies Inc. dated May 29, 2000